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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  July 30, 2001

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                   PATRIOT MOTORCYCLE CORPORATION
        (Exact name of registrant as specified in its charter)


                               NEVADA
           (State or other jurisdiction of incorporation)


           333-75791                        13-3961109
   (Commission File Number)    (I.R.S. Employer Identification No.)



         245 Citation Circle, Corona, California     92880
         (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (909) 735-2682


                           Not Applicable
                         ___________________
         (Former name, former address and former fiscal year,
                    if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
The following financial statements are the historical financial statements of Patriot Manufacturing Corporation, which was merged into and with Patriot Motorcycle Corporation, formerly known as Royal Financial Corporation.



                   PATRIOT MANUFACTURING CORPORATION
                         FINANCIAL STATEMENTS
                       AS OF SEPTEMBER 30, 2000


PATRIOT MANUFACTURING CORPORATION



PAGE    1        INDEPENDENT AUDITORS' REPORT

PAGE    2        BALANCE SHEET AS OF SEPTEMBER 30, 2000

PAGE    3        STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 25, 1999
                 (INCEPTION) TO SEPTEMBER 30, 2000

PAGE    4        STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE
                 PERIOD FROM OCTOBER 25, 1999 (INCEPTION) TO SEPTEMBER 30, 2000

PAGE    5        STATEMENT OF CASH FLOWS FOR THE PERIOD FROM OCTOBER 25, 1999
                 (INCEPTION) TO SEPTEMBER 30, 2000

PAGES   6 - 11   NOTES TO FINANCIAL STATEMENTS




PAGES
6 - 11
NOTES TO FINANCIAL STATEMENTS


INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Patriot Manufacturing Corporation

We have audited the accompanying balance sheet of Patriot Manufacturing Corporation as of September 30, 2000 and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from October 25, 1999 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Patriot Manufacturing Corporation as of September 30, 2000 and the results of its operations and its cash flows for the period from October 25, 1999 (inception) to September 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(M) to the financial statements, the Company had a net loss from current operations of $253,192, a negative cash flow from operations of $707,256 and a working capital deficiency of $491,111. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 1(M). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEINBERG & COMPANY, P.A.



Boca Raton, Florida
June 11, 2001



                PATRIOT MANUFACTURING CORPORATION
                          BALANCE SHEET
                       SEPTEMBER 30, 2000

ASSETS

CURRENT ASSETS
Cash                                            $           600
Inventory                                               338,820
Other current assets                                         46
                                                     ----------
Total Current Assets                                    339,466
                                                     ----------
PROPERTY & EQUIPMENT - NET                               67,163
                                                     ----------
OTHER ASSETS
Certificate of deposit                                   10,000
Inventory                                               258,256
Deposits                                                  2,500
                                                     ----------
Total Other Assets                                      270,756
                                                     ----------
TOTAL ASSETS                                    $       677,385
                                                     ==========
           LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Loans payable - stockholder                     $       761,033
Accounts payable and accrued expenses                    60,713
Cash overdraft                                            8,831
                                                     ----------
Total Current Liabilities                               830,577
                                                     ----------
STOCKHOLDERS' DEFICIENCY
Common stock, no par value,
10,000,000 shares authorized,
100 shares issued and outstanding                       100,000
Accumulated deficit                                    (253,192)
                                                     ----------
Total Stockholders' Deficiency                         (153,192)
                                                     ----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY  $       677,385
                                                     ==========

See accompanying notes to consolidated financial statements.



                PATRIOT MANUFACTURING CORPORATION
                     STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM OCTOBER 25, 1999 (INCEPTION)
                      TO SEPTEMBER 30, 2000

SALES - NET                                       $       209,211

COST OF SALES                                             138,249
                                                     ------------
GROSS PROFIT                                               70,962
                                                     ------------
OPERATING EXPENSES
Employee compensation and taxes                           118,673
Consulting expense                                         50,000
Auto                                                       28,385
Rent                                                       26,336
Promotional expenses                                       18,438
Other general and administrative                           17,883
Depreciation                                               10,468
Travel and entertainment                                    8,881
Utilities                                                   8,367
                                                     ------------
Total Operating Expenses                                  287,431
                                                     ------------
LOSS FROM OPERATIONS                                     (216,469)
                                                     ------------
OTHER INCOME (EXPENSE)
Asset impairment loss                                     (13,046)
Interest expense                                          (23,969)
Interest income                                               292
                                                     ------------
Total Other (Expense)                                     (36,723)
                                                     ------------
NET LOSS                                          $      (253,192)
                                                     ============
NET LOSS PER COMMON SHARE - BASIC AND DILUTED     $     (2,531.92)
                                                     ============
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - BASIC AND DILUTED                               100
                                                     ============

                PATRIOT MANUFACTURING CORPORATION
        STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD FROM OCTOBER 25, 1999 (INCEPTION) TO SEPTEMBER 30, 2000

                                              Common Stock       Accumulated
                                      Shares       Amount          Deficit           Total
                                   --------     ---------         ---------        ---------

Stock issued for cash                  50      $   50,000       $         -      $    50,000

Stock issued for services              50          50,000                 -           50,000

Net loss for the period ended
September 30, 2000                      -               -          (253,192)        (253,192)
                                   --------     ---------         ---------        ---------
BALANCE, DECEMBER 31, 2000            100      $  100,000       $  (253,192)     $  (153,192)
                                   ========     =========         =========        =========

See accompanying notes to consolidated financial statements.



                PATRIOT MANUFACTURING CORPORATION
                     STATEMENT OF CASH FLOWS
                    AS OF SEPTEMBER 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                $       (253,192)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation                                                      10,468
Stock issued for services                                         50,000
Asset impairment loss                                             13,046
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventory                                                       (597,076)
Other current assets                                                 (46)
Increase (decrease) in:
Accounts payable and accrued expenses                             60,713
Cash overdraft                                                     8,831
                                                                --------
Net Cash Used In Operating Activities                           (707,256)
                                                                --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                               (90,677)
Deposits                                                          (2,500)
Purchase of certificate of deposit                               (10,000)
                                                                --------
Net Cash Used In Investing Activities                           (103,177)
                                                                --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan payable - stockholder                         767,648
Repayments of loan payable - stockholder                          (6,615)
Proceeds from sale of common stock                                50,000
                                                                --------
Net Cash Provided By Financing Activities                        811,033
                                                                --------
NET INCREASE (DECREASE) IN CASH                                      600

CASH - BEGINNING OF PERIOD                                             -

CASH - END OF PERIOD                                         $       600
                                                                --------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for interest                     $     3,308
                                                                ========

See accompanying notes to consolidated financial statements.




NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

Patriot Manufacturing Corporation (the "Company") was formed on October 25, 1999 in the state of California. The Company designs and manufactures custom motorcycles.

On May 21, 2001, 100% of the issued and outstanding common stock of Patriot Manufacturing Corporation was acquired by Royal Financial Corporation in a transaction accounted for as a recapitalization of Patriot Manufacturing Corporation. Royal Financial Corporation subsequently changed its name to Patriot Motorcycle Corporation (See Note 9(B)).

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D) Inventory

Inventory is stated at the lower of cost (first-in, first-out) or net realizable value, and consists of purchased parts, motorcycles-in-process and completed motorcycles. Inventory, which is not expected to be sold in one year is classified as long term.

(E) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company's accounts payable and accrued liabilities and loans payable, approximates fair value due to the relatively short period to maturity for these instruments.

(F) Property and Equipment

Property and equipment are stated at cost and depreciated, using accelerated methods over the estimated economic useful lives of 5 to 7 years.
Expenditures for maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

(G) Revenue Recognition

The Company recognizes revenue from the sale of motorcycles to customers when the motorcycle is delivered. Monies received prior to delivery of the related motorcycles are recorded as deferred revenue.

(H) Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(I) Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards no. 121 (SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Under the provisions of this statement, the Company has evaluated its long-lived assets for financial impairment, and will continue to evaluate them as events or changes in circumstances indicated that the carrying amount of such assets may not be fully recoverable.

The Company evaluates the recoverability of long-lived assets not held for sale by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.


(J) Earnings (Loss) Per Share

Net loss per common share for the period ended September 30, 2000 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share".

(K) Business Segments

The Company applies Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information". The Company operates in one segment and therefore segment information is not presented.

(L) Recent Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement No. 137 and 138, establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The Company believes that its adoption of pronouncement No. 133, as amended by No. 137 and 138, will not have a material effect on the Company's financial position or results of operations.

(M) Going Concern

As shown in the accompanying financial statements, the Company incurred a net loss of $253,192 for the period ended September 30, 2000, a negative cash flow from operations of $707,256 and a working capital deficiency of $491,111. These factors raise substantial doubt about the company's ability to continue as a going concern.

The Company has continued its product design and development efforts to introduce new products during 2001. The Company also continues to expand into new motorcycle dealerships. Management believes that actions presently taken to obtain additional funding including working capital acquired as part of the reverse merger (See Note 1(A)) provide the opportunity for the Company to continue as a going concern.

NOTE 2  INVENTORY

Inventory at September 30, 2000 consisted of the following:

Purchased parts            $       463,919
Motorcycles in process              62,307
Completed motorcycles               70,850
                                   -------
                           $       597,076
                                   =======

The Company's parts inventory consists of a wide variety of products used in production of new motorcycles and customization of existing motorcycles. All inventory not expected to be sold within one year is classified as non-current. As of September 30, 2000, the non-current amount included in purchased parts inventory was $258,256.

NOTE 3  PROPERTY AND EQUIPMENT

The following is a summary of property and equipment as of September 30, 2000:

Equipment                       $       16,985
Furniture and fixtures                   1,600
Automobile                              27,500
Motorcycle                              22,245
Leasehold improvements                   9,301
                                      --------
                                        77,631
Less: Accumulated depreciation          10,468
                                      --------
Property and equipment - net    $       67,163
                                      ========

Depreciation expense for the period ended September 30, 2000 was $10,468.

During 2000, management specifically identified one motorcycle that had been impaired. The impairment was due to the motorcycle sustaining damage to both its motor and its exterior paint. As a result, an impairment loss of $13,046 was charged to operations for the period ended September 30, 2000.

NOTE 4  LOANS PAYABLE - STOCKHOLDER

The following schedule reflects loans payable to a stockholder as of September 30, 2000 arising form advances made to the Company for working capital.

Loan payable - stockholder, 8% interest bearing,
due on demand and unsecured                             $       760,128

Loan payable - stockholder, non-interest bearing,
due on demand and unsecured                                         905
                                                               --------
                                                                761,033
Less current portion                                            761,033
                                                               --------
Loans payable                                           $             -
                                                               ========

NOTE 5  EQUITY

(A) Stock Issued for Cash

The Company issued 50 shares of no par common stock to its founders for $50,000.

(B) Stock Issued for Services

During 2000, the Company issued 50 common shares for services valued for financial accounting purposes at $50,000 based upon recent cash issuances (See
Note 9(A)).

NOTE 6  COMMITMENTS AND CONTINGENCIES

(A) Operating Leases

During 2000, the Company amended the lease agreement for its corporate offices, whereby it entered into a month to month rental arrangement. Rent expense under the operating lease for the period ended September 30, 2000 was $26,336.

(B) Employment Agreements

On November 7, 1999 the Company entered into a three-year employment agreement with an individual whereby the Company will pay an annual salary of $120,000 over the term of the agreement. On September 22, 2000 both parties mutually agreed to cancel the agreement and sever all business relationships.

NOTE 7  CONCENTRATIONS

Approximately 63% of purchases were derived from three vendors for the period ended September 30, 2000. Purchases from each of these vendors amounted to 33%, 19% and 11%, respectively.

NOTE 8  INCOME TAXES

Income tax expense (benefit) for the years ended September 30, 2000 is summarized as follows:

Current:

Current:
Federal                                       $            -
State                                                      -
Deferred - Federal and State                               -
                                                    --------
Income tax expense (benefit)                  $            -
                                                    ========

The Company's tax expense differs from the "expected" tax expense for the year ended September 30, 2000 as follows:

U.S. Federal income tax benefit                $     (85,750)

Effect on net operating loss carryforward             85,750
                                                    --------
                                               $           -
                                                    ========

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at September 30, 2000 are as follows:

Deferred tax assets:
Net operating loss carryforward                $      85,750
Total gross deferred tax assets                       85,750
Less valuation allowance                             (85,750)
                                                    --------
Net deferred tax assets                        $           -
                                                    ========

At September 30, 2000, the Company had a net operating loss carryforward of approximately $252,200 for U.S. Federal income tax purposes available to offset future taxable income expiring in 2020.

The net change in the valuation allowance during the period ended September 30, 2000 was an increase of approximately $85,750.

NOTE 9  SUBSEQUENT EVENTS

(A) Stock Rescission

In January 2001, the Company signed a settlement agreement and general release (the "Agreement") with one of its stockholders whereby the stockholder will return his 50 shares of common stock in exchange for the Company to release the stockholder from any and all claims incurred over the term of the relationship.

(B) Acquisition and Recapitalization - Royal

Under a share exchange agreement (the "Agreement") consummated on May 21, 2001, Royal Financial Corporation ("Royal"), a reporting public company with no operations at that time, acquired 100% of the issued and outstanding common stock of Patriot Manufacturing Corporation ("Patriot") in exchange for 40,000,000 shares of common stock of Royal. As a result of the exchange, the Company became a wholly owned subsidiary of Royal and the stockholders of Patriot became stockholders of approximately 84% of Royal. Generally accepted accounting principles require that the Company whose shareholders retain a majority interest in a business combination be treated as the acquirer for accounting purposes. As a result, the exchange was treated as an acquisition of Royal by Patriot, and a recapitalization of Patriot.

(C) Consulting Agreement

On March 7, 2001, the Company entered into a consulting agreement whereby the consultant will perform financial advisory services for the Company. The agreement calls for a monthly fee of $3,500 to be paid over a twelve-month period effective March 7, 2001 through March 6, 2002.




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRIOT MOTORCYCLE CORPORATION
(Registrant)

Date:  August 2, 2001


             /s/ Michel Attias
                 -------------------------
                 Michel Attias
                 Director, President, CEO,
                 Secretary and Treasurer